UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                            Buffalo Wild Wings, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                            BUFFALO WILD WINGS, INC.

                               -------------------

                                   SUPPLEMENT
                                       TO
                        NOTICE OF AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 15, 2008

                               -------------------

TO THE SHAREHOLDERS OF BUFFALO WILD WINGS, INC.:

         Subsequent to printing the enclosed Notice of Annual Meeting and Proxy Statement, Kenneth H. Dahlberg retired from our Board, effective as of April 11, 2008; therefore, we are providing this Supplement to update information in the Notice and Proxy Statement.

         The Notice of Annual Meeting is amended to change Proposal #1 to read "To set the number of members of the Board of Directors at seven (7)."

         The Proxy Statement is amended to delete all references to Mr. Dahlberg being a current director and a current member of the Governance/Nominating Committee. Proposals #1 and #2 set forth in the Proxy Statement are amended to change the number of director nominees to seven (7) and to delete Mr. Dahlberg as a nominee. The Principal Shareholders and Management Shareholdings table in the Proxy Statement is amended to show that the current executive officers and directors as a group (13 individuals) beneficially own 543,700 shares, or 3.0% of our outstanding shares.

         This Supplement is being mailed with the definitive Notice and Proxy Statement, along with a revised proxy card. Whether or not you plan to attend the 2008 Annual Meeting, please sign, date, and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help us avoid the unnecessary expense of further requests for proxies.


                                           Sincerely,

                                           /s/ Sally J. Smith

                                           Sally J. Smith
Dated:   April 17, 2008                    President and Chief Executive Officer
         Minneapolis, Minnesota

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            Buffalo Wild Wings, Inc.
                         ANNUAL MEETING OF SHAREHOLDERS

             Thursday, May 15, 2008, 9:00 a.m. Central Daylight Time

                            Buffalo Wild Wings, Inc.
                       5500 Wayzata Boulevard, Suite 1600
                             Minneapolis, Minnesota

         The undersigned appoints Sally J. Smith and Mary J. Twinem, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Buffalo Wild Wings, Inc. held of record by the undersigned at the close of business on March 24, 2008 at the Annual Meeting of Shareholders of Buffalo Wild Wings, Inc. to be held on May 15, 2008 or at any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                            Buffalo Wild Wings, Inc.
                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416


To Vote Your Proxy
------------------
Mark, sign and date your proxy card, detach it and return it in the postage-paid envelope provided.



               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -
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                        PROXY - BUFFALO WILD WINGS, INC.

This proxy will be voted as directed, or if no direction is indicated, will be voted "for" the proposals. This proxy is solicited on behalf of the board of directors.

                                           Please mark your votes like this [X]


1. Set the number of Directors at seven (7)

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN


2. Election of Directors:

[ ] FOR         [ ] WITHHOLD AUTHORITY

INSTRUCTION: (To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)

Sally J. Smith, Dale M. Applequist, Robert W. MacDonald, Warren E. Mack, J. Oliver Maggard, Michael P. Johnson, James M. Damian


3. Approve amendment and restatement of 2003 equity incentive plan

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN


4. Approve an amendment to articles of incorporation to increase common

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN


5. Ratify appointment of KPMG LLP

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting


-------------------------------------              COMPANY ID:
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|                                   |             PROXY NUMBER:
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|                                   |            ACCOUNT NUMBER:
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Signature                       Signature                       Date
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NOTE: Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.